OPT
OCEAN POWER TECHNOLOGIES
Making Waves In Power™

Nasdaq OPTT

Key Stats	
Share Price (6.28.2019)	$1.91
Market Capitalization (6.28.2019)	$11.0M
Cash, Cash Equivalents & Restricted Cash[1]	$17.2M
Debt	Zero Debt
TTM Revenues	~$600K
Fiscal Year	April 30th

Capitalization	
Total Shares Outstanding[1,2]	**5,421,747**
% Owned by Directors & Officers[3]	~2.0%
Warrants Outstanding[1]	5,697,463
Options Outstanding	65,572

(1) Actual as of April 30, 2019, reflects public offering from April 8, 2019
(2) Excludes warrants and options outstanding
(3) As of FY19 Annual General Meeting of Shareholders Proxy Statement

Ocean Power Technologies…Who We Are

OPT is a provider of distributed offshore power equipment which provides persistent, reliable and economical power and communications for remote offshore topside and subsea applications in the Oil & Gas, Defense & Security, Science & Research Markets, and Telecommunications Markets.

Why Invest in Ocean Power Technologies?

- Is the go-to solution provider for remote offshore power
- First-mover advantage with no near-term competition and a strong intellectual property portfolio
- Fully commercialized due to prior investments
- Revenue acceleration… five new recent contracts
- Stronger opportunity pipeline than ever before
- New product releases… to capture more of our addressable market
- New partnerships. Connecting us deeper in our markets
- Experienced and disciplined management
- Focused on environment and sustainability

Total Addressable Market



Communications
Wi-Fi & Cellular
Range extension/data relay/4G
$0.5B Market
Oil & Gas
10,000+ offshore oil & gas sites
Decommissioning
$2.5B Market
Science & Research
Data collection & communication
Monitor weather & sea life
$2.0B Market
Defense & Security
Early detection, maritime security
AUVs & Sonar
$3.5B Market

Current Customer Wins

Eni S.p.A.
- 1.5 year lease with 1.5 year extend option
- Purchase option
- Deployed in Adriatic Sea

Premier Oil
- 9-month lease with extend, purchase options
- Summer 2019 deployment
- Deploy in Central North Sea

Enel Green Power
- Chile feasibility study
- Evaluating next steps
- Potential deployment in Chilean waters

Large Gulf of Mexico O&G Operator
- Study progressing
- Critical to subsea monitoring business
- Study to be completed end of July

US Navy - SBIR Phase 1
- Key partnership with Lockheed Martin
- Interim study report submitted and approved
- Phase 2 decision anticipated Fall 2019

Investor Relations Contact: Michael Porter | ocean@plrinvest.com

OPT
OCEAN POWER TECHNOLOGIES
Making Waves In Power™

Nasdaq OPTT

Fully Commercial Products & Services

We Do What Others Can't

PB3 PowerBuoy®



- Long Deployments
- Persistent Power
- Low Maintenance
- Renewable

Support Services
- Customization
- Packaged Options
- Engineering/Design
- Innovation/Testing
- Marine Services

PowerBuoy® Value Proposition
- Savings by eliminating vessels
- Increased safety
- Faster operational decision making
- Sustainability
- Flexibility

Products & Services Under Development

Hybrid PowerBuoy®



- Shorter Deployments
- High Energy Storage
- Low Maintenance
- Modular / Scalable

Subsea Battery Solutions



- Shorter Deployments
- Low Maintenance
- Complements PowerBuoy®

Anchorless PowerBuoy®



- Advanced Design
- Self Propelled
- Quick Deploy
- Defense Focus

Integrated Mooring



- Combined power and comms
- Quick installation

Strong Fundamentals

No near-term competition in a huge addressable market with a niche product and unique value proposition

Reputable brand – Approached by large corporations and nations looking to bolster their communications, security and clean energy

Strong and expanding IP portfolio including over 60 patents with additional patents pending

Significant recent milestones –
- Saab Seaeye Partnership
- Contract with US Navy

Recent Press Releases

05/13/19	OPT's PB3 PowerBuoy® Achieves Key Milestone, Generating Over One Megawatt-Hour of Cumulative Energy
04/09/19	OPT Closes $15,000,000 Public Offering
04/04/19	OPT and Acteon Field Life Service Announce Collaborative Agreement
04/03/19	OPT Wins Contract with Leading Oil & Gas Operator
03/12/19	OPT Signs Master Service Contract with a Leading Offshore Oil and Gas Operator
02/12/19	OPT Announces United States Navy Contract Award
01/31/19	OPT and Saab Seaeye Announce a Joint Development and Marketing Agreement